Exhibit 99.1

For Immediate Release

For more information:

Rex S. Schuette

Chief Financial Officer

(706) 781-2266

Rex_Schuette@ucbi.com

UNITED COMMUNITY BANKS, INC. REPORTS

NET INCOME OF $18.2 MILLION FOR FOURTH QUARTER 2014,

UP 15 PERCENT FROM A YEAR AGO

•	Earnings per diluted share of 30 cents, up 36 percent from fourth quarter of 2013
•	Loans up $103 million, or 9 percent annualized
•	Net interest margin stabilizes at 3.31 percent
•	Operating efficiency improves to 57.5 percent on strong revenue growth

BLAIRSVILLE, GA – January 21, 2015 – United Community Banks, Inc. (NASDAQ: UCBI) (“United”) today reported net income of $18.2 million, or 30 cents per diluted share, for the fourth quarter of 2014. Earnings per share were up 36 percent from a year ago. The increases reflect strong loan growth, a stable net interest margin and growth in fee revenue.

For the full year of 2014, United reported net income of $67.6 million, or $1.11 per diluted share.

“Our fourth quarter results mark a strong ending to a very good year,” said Jimmy Tallent, president and chief executive officer. “Strong loan growth and a steady net interest margin increased net interest revenue by $1.37 million over the third quarter. Our return on assets rose to 96 basis points, one basis point above the third quarter and closing in on our goal of 1 percent. Also, our return on equity was 9.6 percent, up 19 basis points from the third quarter and 208 basis points from a year ago. We continue to improve operating efficiency, and achieved solid positive operating leverage in the fourth quarter.”

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Tallent continued, “Fourth quarter net loan growth of $103 million was driven by solid production across all of our markets. Our specialized lending business, which includes health care, corporate, SBA, asset-based and commercial real estate lending, was the largest contributor to our growth this quarter with $74.6 million. We also saw solid growth in our Coastal Georgia market.”

Fourth quarter taxable equivalent net interest revenue totaled $58.3 million, up $1.37 million from the third quarter and up $2.45 million from the fourth quarter of 2013. The taxable equivalent net interest margin was 3.31 percent, down one basis point from the third quarter but up five basis points from a year ago.

“Preserving our net interest margin and growing net interest revenue, while minimizing exposure to changes in interest rates, have been top priorities for growing earnings,” said Tallent. “We’ve been able to hold the margin steady in the low 3.30 percent range following our second quarter balance sheet management activities, which included restructuring the securities portfolio, interest rate hedges and wholesale borrowings. We expect our margin to remain at the current level into 2015.”

The fourth quarter provision for credit losses was $1.8 million, down $200,000 from the third quarter and down $1.2 million from the fourth quarter of 2013. Fourth quarter net charge-offs were $2.51 million compared with $3.16 million in the third quarter and $4.45 million a year ago. Nonperforming assets at quarter-end were $19.6 million, down 10 percent from the third quarter and 37 percent from a year ago. Nonperforming assets at quarter-end represented .26 percent of total assets, compared to .29 percent last quarter and .42 percent a year ago.

Fourth quarter fee revenue totaled $14.8 million, up $411,000 from the third quarter and $1.30 million from the fourth quarter of 2013. The increase from a year ago resulted primarily from the growing SBA lending business and related gains on sales of SBA loans. Gains totaled $926,000 in the fourth quarter of 2014, and $945,000 in the third quarter. There were no gains from SBA loan sales in the fourth quarter of 2013.

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Service charges and fees, and debit card interchange fees, were up from both the third quarter of 2014 and the fourth quarter of 2013, more than offsetting a decline in overdraft fees. Mortgage fees were down $67,000 from the third quarter, but up $398,000 from a year ago. The increase from the fourth quarter of 2013 reflects United’s commitment to growing the mortgage business. Closed mortgage loans totaled $77.4 million in the fourth quarter compared with $84.2 million in the third quarter and $55.5 million in the fourth quarter of 2013.

Operating expenses were $41.9 million in the fourth quarter compared to $41.4 million in the third quarter and $41.6 million a year ago. The increase was mostly due to higher salaries and employee benefit costs for the respective periods of $900,000 and $1.8 million, respectively, reflecting investments in new businesses and markets, as well as higher production and performance incentives and $350,000 in severance costs for the fourth quarter 2014.

Other expense was up $1.3 million from the third quarter and $1.2 million from a year ago. The increase reflects a $492,000 charge for the reimbursement of claimed interest related to the first period of the company’s loss sharing agreement with the FDIC, as well as higher support costs associated with the increase in lending activity. Professional fees were lower this quarter due to the resolution and release of a $1.2 million litigation reserve related to a previously disclosed legal matter and FDIC assessment costs declined due to further improvement in credit measures. There were several non-core items in the quarter that were mostly offsetting, including the litigation reserve release, FDIC reimbursement of prior period interest and severance costs.

“Our focus on growing revenue while controlling costs is driving the improvement in operating efficiency and positive operating leverage,” Tallent said. “Our operating efficiency ratio improved to 57.5 percent in the fourth quarter, compared to 58.0 percent in the third quarter.”

At December 31, 2014, capital ratios were as follows: Tier 1 Risk-Based of 12.1 percent; Total Risk-Based of 13.3 percent; Tier 1 Common Risk-Based of 11.1 percent; and, Tier 1 Leverage of 8.7 percent.

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“In 2014 we invested significantly in revenue generation while controlling operating costs,” Tallent said. “I am excited about 2015 as these investments hit their stride to grow our businesses that will drive earnings and shareholder returns. As always, we will continue to look for opportunities to invest in people.”

Conference Call

United will hold a conference call today, Thursday, January 21, 2015, at 11 a.m. ET to discuss the contents of this news release and to share business highlights for the quarter. To access the call, dial (877) 380-5665 and use the conference number 61257382. The conference call also will be webcast and available for replay for 30 days by selecting “Events and Presentations” within the Investor Relations section of United’s website at www.ucbi.com.

About United Community Banks, Inc.

United Community Banks, Inc. (UCBI) is a bank holding company based in Blairsville, Georgia, with $7.6 billion in assets. The company's banking subsidiary, United Community Bank, is one of the Southeast's largest full-service banks, operating 103 offices in Georgia, North Carolina, South Carolina and Tennessee. The bank specializes in personalized community banking services for individuals, small businesses and corporations. A full range of consumer and commercial banking services includes mortgage, advisory, treasury management and other products. National survey organizations consistently recognize United Community Bank for outstanding customer service. Additional information about the company and the bank's full range of products and services can be found at www.ucbi.com.

Safe Harbor

This news release contains forward-looking statements, as defined by federal securities laws, including statements about United’s financial outlook and business environment. These statements are based on current expectations and are provided to assist in the understanding of future financial performance. Such performance involves risks and uncertainties that may cause actual results to differ materially from those expressed or implied in any such statements. For a discussion of some of the risks and other factors that may cause such forward-looking statements to differ materially from actual results, please refer to United’s filings with the Securities and

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Exchange Commission including its 2013 Annual Report on Form 10-K under the sections entitled “Forward-Looking Statements” and “Risk Factors.” Forward-looking statements speak only as of the date they are made, and we undertake no obligation to update or revise forward-looking statements.

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UNITED COMMUNITY BANKS, INC.

Financial Highlights

Selected Financial Information

	2014				2013		For the Twelve Months Ended December 31,
(in thousands, except per share data; taxable equivalent)	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Fourth Quarter 2014-2013 Change	2014	2013	YTD 2014-2013 Change
INCOME SUMMARY
Interest revenue	$64,353	$63,338	$61,783	$60,495	$61,695		$249,969	$247,323
Interest expense	6,021	6,371	6,833	6,326	5,816		25,551	27,682
Net interest revenue	58,332	56,967	54,950	54,169	55,879	4%	224,418	219,641	2%
Provision for credit losses	1,800	2,000	2,200	2,500	3,000		8,500	65,500
Fee revenue	14,823	14,412	14,143	12,176	13,519	10	55,554	56,598	(2)
Total revenue	71,355	69,379	66,893	63,845	66,398		271,472	210,739
Operating expenses	41,919	41,364	40,532	39,050	41,614	1	162,865	174,304	(7)
Income before income taxes	29,436	28,015	26,361	24,795	24,784	19	108,607	36,435
Income tax expense (benefit)	11,189	10,399	10,004	9,395	8,873		40,987	(236,705)
Net income	18,247	17,616	16,357	15,400	15,911	15	67,620	273,140
Preferred dividends and discount accretion	-	-	-	439	2,912		439	12,078
Net income available to common shareholders	$18,247	$17,616	$16,357	$14,961	$12,999	40	$67,181	$261,062

PERFORMANCE MEASURES
Per common share:
Diluted income	$.30	$.29	$.27	$.25	$.22	36	$1.11	$4.44
Book value	12.20	12.15	11.94	11.66	11.30	8	12.20	11.30	8
Tangible book value (2)	12.15	12.10	11.91	11.63	11.26	8	12.15	11.26	8

Key performance ratios:
Return on common equity (1)(3)	9.60%	9.41%	8.99%	8.64%	7.52%		9.17%	46.72%
Return on assets (3)	.96	.95	.88	.85	.86		.91	3.86
Net interest margin (3)	3.31	3.32	3.21	3.21	3.26		3.26	3.30
Efficiency ratio	57.47	57.96	58.65	59.05	60.02		58.26	63.14
Average equity to average assets	9.76	9.85	9.61	9.52	11.62		9.69	10.35
Average tangible equity to average assets (2)	9.72	9.83	9.58	9.50	11.59		9.67	10.31
Average tangible common equity to average assets (2)	9.72	9.83	9.58	9.22	8.99		9.60	7.55
Tangible common equity to risk- weighted assets (2)	13.82	14.10	13.92	13.63	13.18		13.82	13.17

ASSET QUALITY *
Non-performing loans	$17,881	$18,745	$20,724	$25,250	$26,819		$17,881	$26,819
Foreclosed properties	1,726	3,146	2,969	5,594	4,221		1,726	4,221
Total non-performing assets (NPAs)	19,607	21,891	23,693	30,844	31,040		19,607	31,040
Allowance for loan losses	71,619	71,928	73,248	75,223	76,762		71,619	76,762
Net charge-offs	2,509	3,155	4,175	4,039	4,445		13,878	93,710
Allowance for loan losses to loans	1.53%	1.57%	1.66%	1.73%	1.77%		1.53%	1.77%
Net charge-offs to average loans (3)	.22	.28	.38	.38	.41		.31	2.22
NPAs to loans and foreclosed properties	.42	.48	.54	.71	.72		.42	.72
NPAs to total assets	.26	.29	.32	.42	.42		.26	.42

AVERAGE BALANCES ($ in millions)
Loans	$4,621	$4,446	$4,376	$4,356	$4,315	7	$4,450	$4,254	5
Investment securities	2,222	2,231	2,326	2,320	2,280	(3)	2,274	2,190	4
Earning assets	7,013	6,820	6,861	6,827	6,823	3	6,880	6,649	3
Total assets	7,565	7,374	7,418	7,384	7,370	3	7,436	7,074	5
Deposits	6,383	6,143	6,187	6,197	6,190	3	6,228	6,027	3
Shareholders’ equity	738	726	713	703	856	(14)	720	732	(2)
Common shares - basic (thousands)	60,830	60,776	60,712	60,059	59,923		60,588	58,787
Common shares - diluted (thousands)	60,833	60,779	60,714	60,061	59,925		60,590	58,845

AT PERIOD END ($ in millions)
Loans *	$4,672	$4,569	$4,410	$4,356	$4,329	8	$4,672	$4,329	8
Investment securities	2,198	2,222	2,190	2,302	2,312	(5)	2,198	2,312	(5)
Total assets	7,567	7,526	7,352	7,398	7,425	2	7,567	7,425	2
Deposits	6,327	6,241	6,164	6,248	6,202	2	6,327	6,202	2
Shareholders’ equity	740	736	722	704	796	(7)	740	796	(7)
Common shares outstanding (thousands)	60,259	60,248	60,139	60,092	59,432		60,259	59,432

(1) Net income available to common shareholders, which is net of preferred stock dividends, divided by average realized common equity, which excludes accumulated other comprehensive income (loss). (2) Excludes effect of acquisition related intangibles and associated amortization. (3) Annualized.

* Excludes loans and foreclosed properties covered by loss sharing agreements with the FDIC.

UNITED COMMUNITY BANKS, INC.

Selected Financial Information

For the Years Ended December 31,

(in thousands, except per share data; taxable equivalent)	2014	2013	2012	2011	2010
INCOME SUMMARY
Net interest revenue	$224,418	$219,641	$229,758	$238,670	$244,637
Operating provision for credit losses (1)	8,500	65,500	62,500	251,000	234,750
Operating fee revenue	55,554	56,598	56,112	44,907	46,963
Total operating revenue (1)	271,472	210,739	223,370	32,577	56,850
Operating expenses (2)	162,865	174,304	186,774	261,599	242,952
Loss on sale of nonperforming assets	-	-	-	-	45,349
Operating income (loss) from continuing operations before taxes	108,607	36,435	36,596	(229,022)	(231,451)
Operating income taxes	40,987	(236,705)	2,740	(2,276)	73,218
Net operating income (loss) from continuing operations	67,620	273,140	33,856	(226,746)	(304,669)
Noncash goodwill impairment charges	-	-	-	-	(210,590)
Fraud loss provision and subsequent recovery, net of tax benefit	-	-	-	-	11,750
Net income (loss) from discontinued operations	-	-	-	-	(101)
Gain from sale of subsidiary, net of income taxes and selling costs	-	-	-	-	1,266
Net income (loss)	67,620	273,140	33,856	(226,746)	(502,344)
Preferred dividends and discount accretion	439	12,078	12,148	11,838	10,316
Net income (loss) available to common shareholders	$67,181	$261,062	$21,708	$(238,584)	$(512,660)

PERFORMANCE MEASURES
Per common share:
Diluted operating earnings (loss) from continuing operations (1)(2)	$1.11	$4.44	$.38	$(5.97)	$(16.64)
Diluted earnings (loss) from continuing operations	1.11	4.44	.38	(5.97)	(27.15)
Diluted earnings (loss)	1.11	4.44	.38	(5.97)	(27.09)
Cash dividends declared	.11	-	-	-	-
Book value	12.20	11.30	6.67	6.62	15.40
Tangible book value (4)	12.15	11.26	6.57	6.47	14.80

Key performance ratios:
Return on common equity (3)	9.17%	46.72%	5.43%	(93.57)%	(85.08)%
Return on assets	.91	3.86	.49	(3.15)	(6.61)
Net interest margin	3.26	3.30	3.51	3.52	3.59
Operating efficiency ratio from continuing operations (2)	58.26	63.14	65.43	92.27	98.98
Average equity to average assets	9.69	10.35	8.47	7.75	10.77
Average tangible equity to average assets (4)	9.67	10.31	8.38	7.62	8.88
Average tangible common equity to average assets (4)	9.60	7.55	5.54	3.74	6.52
Tangible common equity to risk-weighted assets (4)	13.82	13.17	8.26	8.25	5.64

ASSET QUALITY *
Non-performing loans	$17,881	$26,819	$109,894	$127,479	$179,094
Foreclosed properties	1,726	4,221	18,264	32,859	142,208
Total non-performing assets (NPAs)	19,607	31,040	128,158	160,338	321,302
Allowance for loan losses	71,619	76,762	107,137	114,468	174,695
Operating net charge-offs (1)	13,879	93,710	69,831	311,227	215,657
Allowance for loan losses to loans	1.53%	1.77%	2.57%	2.79%	3.79%
Operating net charge-offs to average loans (1)	.31	2.22	1.69	7.33	4.42
NPAs to loans and foreclosed properties	.42	.72	3.06	3.87	6.77
NPAs to total assets	.26	.42	1.88	2.30	4.42

AVERAGE BALANCES ($ in millions)
Loans	$4,450	$4,254	$4,166	$4,307	$4,961
Investment securities	2,274	2,190	2,089	1,999	1,453
Earning assets	6,880	6,649	6,547	6,785	6,822
Total assets	7,436	7,074	6,865	7,189	7,605
Deposits	6,228	6,027	5,885	6,275	6,373
Shareholders’ equity	720	732	582	557	819
Common shares - Basic (thousands)	60,588	58,787	57,857	39,943	18,925
Common shares - Diluted (thousands)	60,590	58,845	57,857	39,943	18,925

AT YEAR END ($ in millions)
Loans *	$4,672	$4,329	$4,175	$4,110	$4,604
Investment securities	2,198	2,312	2,079	2,120	1,490
Total assets	7,567	7,425	6,802	6,983	7,276
Deposits	6,327	6,202	5,952	6,098	6,469
Shareholders’ equity	740	796	581	575	469
Common shares outstanding (thousands)	60,259	59,432	57,741	57,561	18,937

(1) Excludes the subsequent recovery of $11.8 million in previously recognized fraud related loan losses in 2010. (2) Excludes goodwill impairment charge of $211 million in 2010. (3) Net income (loss) available to common shareholders, which is net of preferred stock dividends, divided by average realized common equity, which excludes accumulated other comprehensive income (loss). (4) Excludes effect of acquisition related intangibles and associated amortization.

* Excludes loans and foreclosed properties covered by loss sharing agreements with the FDIC.

UNITED COMMUNITY BANKS, INC.

Non-GAAP Performance Measures Reconciliation

Selected Financial Information

	2014				2013	For the Twelve Months Ended December 31,
(in thousands, except per share data; taxable equivalent)	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	2014	2013	2012	2011	2010

Interest revenue reconciliation
Interest revenue - taxable equivalent	$64,353	$63,338	$61,783	$60,495	$61,695	$249,969	$247,323	$267,667	$304,308	$344,493
Taxable equivalent adjustment	(398)	(405)	(377)	(357)	(380)	(1,537)	(1,483)	(1,690)	(1,707)	(2,001)
Interest revenue (GAAP)	$63,955	$62,933	$61,406	$60,138	$61,315	$248,432	$245,840	$265,977	$302,601	$342,492

Net interest revenue reconciliation
Net interest revenue - taxable equivalent	$58,332	$56,967	$54,950	$54,169	$55,879	$224,418	$219,641	$229,758	$238,670	$244,637
Taxable equivalent adjustment	(398)	(405)	(377)	(357)	(380)	(1,537)	(1,483)	(1,690)	(1,707)	(2,001)
Net interest revenue (GAAP)	$57,934	$56,562	$54,573	$53,812	$55,499	$222,881	$218,158	$228,068	$236,963	$242,636

Provision for credit losses reconciliation
Operating provision for credit losses	$1,800	$2,000	$2,200	$2,500	$3,000	$8,500	$65,500	$62,500	$251,000	$234,750
Partial recovery of special fraud-related loan loss	-	-	-	-	-	-	-	-	-	(11,750)
Provision for credit losses (GAAP)	$1,800	$2,000	$2,200	$2,500	$3,000	$8,500	$65,500	$62,500	$251,000	$223,000

Total revenue reconciliation
Total operating revenue	$71,355	$69,379	$66,893	$63,845	$66,398	$271,472	$210,739	$223,370	$32,577	$56,850
Taxable equivalent adjustment	(398)	(405)	(377)	(357)	(380)	(1,537)	(1,483)	(1,690)	(1,707)	(2,001)
Partial recovery of special fraud-related loan loss	-	-	-	-	-	-	-	-	-	11,750
Total revenue (GAAP)	$70,957	$68,974	$66,516	$63,488	$66,018	$269,935	$209,256	$221,680	$30,870	$66,599

Expense reconciliation
Operating expense	$41,919	$41,364	$40,532	$39,050	$41,614	$162,865	$174,304	$186,774	$261,599	$288,301
Noncash goodwill impairment charge	-	-	-	-	-	-	-	-	-	210,590
Operating expense (GAAP)	$41,919	$41,364	$40,532	$39,050	$41,614	$162,865	$174,304	$186,774	$261,599	$498,891

Income before taxes reconciliation
Income before taxes	$29,436	$28,015	$26,361	$24,795	$24,784	$108,607	$36,435	$36,596	$(229,022)	$(231,451)
Taxable equivalent adjustment	(398)	(405)	(377)	(357)	(380)	(1,537)	(1,483)	(1,690)	(1,707)	(2,001)
Noncash goodwill impairment charge	-	-	-	-	-	-	-	-	-	(210,590)
Partial recovery of special fraud-related loan loss	-	-	-	-	-	-	-	-	-	11,750
Income before taxes (GAAP)	$29,038	$27,610	$25,984	$24,438	$24,404	$107,070	$34,952	$34,906	$(230,729)	$(432,292)

Income tax expense (benefit) reconciliation
Income tax expense (benefit)	$11,189	$10,399	$10,004	$9,395	$8,873	$40,987	$(236,705)	$2,740	$(2,276)	$73,218
Taxable equivalent adjustment	(398)	(405)	(377)	(357)	(380)	(1,537)	(1,483)	(1,690)	(1,707)	(2,001)
Income tax expense (benefit) (GAAP)	$10,791	$9,994	$9,627	$9,038	$8,493	$39,450	$(238,188)	$1,050	$(3,983)	$71,217

Diluted earnings (loss) from continuing operations per common share reconciliation
Diluted operating earnings (loss) from continuing operations per common share	$.30	$.29	$.27	$.25	$.22	$1.11	$4.44	$.38	$(5.97)	$(16.64)
Noncash goodwill impairment charge	-	-	-	-	-	-	-	-	-	(11.13)
Partial recovery of special fraud-related loan loss	-	-	-	-	-	-	-	-	-	.62
Diluted earnings (loss) from continuing operations per common share (GAAP)	$.30	$.29	$.27	$.25	$.22	$1.11	$4.44	$.38	$(5.97)	$(27.15)

Book value per common share reconciliation
Tangible book value per common share	$12.15	$12.10	$11.91	$11.63	$11.26	$12.15	$11.26	$6.57	$6.47	$14.80
Effect of goodwill and other intangibles	.05	.05	.03	.03	.04	.05	.04	.10	.15	.60
Book value per common share (GAAP)	$12.20	$12.15	$11.94	$11.66	$11.30	$12.20	$11.30	$6.67	$6.62	$15.40

Efficiency ratio from continuing operations reconciliation
Operating efficiency ratio from continuing operations	57.47%	57.96%	58.65%	59.05%	60.02%	58.26%	63.14%	65.43%	92.27%	98.98%
Noncash goodwill impairment charge	-	-	-	-	-	-	-	-	-	72.29
Efficiency ratio from continuing operations (GAAP)	57.47%	57.96%	58.65%	59.05%	60.02%	58.26%	63.14%	65.43%	92.27%	171.27%

Average equity to assets reconciliation
Tangible common equity to assets	9.72%	9.83%	9.58%	9.22%	8.99%	9.60%	7.55%	5.54%	3.74%	6.52%
Effect of preferred equity	-	-	-	.28	2.60	.07	2.76	2.84	3.88	2.36
Tangible equity to assets	9.72	9.83	9.58	9.50	11.59	9.67	10.31	8.38	7.62	8.88
Effect of goodwill and other intangibles	.04	.02	.03	.02	.03	.02	.04	.09	.13	1.89
Equity to assets (GAAP)	9.76%	9.85%	9.61%	9.52%	11.62%	9.69%	10.35%	8.47%	7.75%	10.77%

Tangible common equity to risk-weighted assets reconciliation
Tangible common equity to risk-weighted assets	13.82%	14.10%	13.92%	13.63%	13.18%	13.82%	13.18%	8.26%	8.25%	5.64%
Effect of other comprehensive income	.35	.34	.53	.36	.39	.35	.39	.51	(.03)	(.42)
Effect of deferred tax limitation	(3.11)	(3.39)	(3.74)	(3.92)	(4.26)	(3.11)	(4.26)	-	-	-
Effect of trust preferred	1.00	1.02	1.04	1.03	1.04	1.00	1.04	1.15	1.18	1.06
Effect of preferred equity	-	-	-	-	2.39	-	2.39	4.24	4.29	3.53
Tier I capital ratio (Regulatory)	12.06%	12.07%	11.75%	11.10%	12.74%	12.06%	12.74%	14.16%	13.69%	9.81%

Net charge-offs reconciliation
Operating net charge-offs	$2,509	$3,155	$4,175	$4,039	$4,445	$13,878	$93,710	$69,831	$311,227	$215,657
Subsequent partial recovery of fraud-related charge-off	-	-	-	-	-	-	-	-	-	(11,750)
Net charge-offs (GAAP)	$2,509	$3,155	$4,175	$4,039	$4,445	$13,878	$93,710	$69,831	$311,227	$203,907

Net charge-offs to average loans reconciliation
Operating net charge-offs to average loans	.22%	.28%	.38%	.38%	.41%	.31%	2.22%	1.69%	7.33%	4.42%
Subsequent partial recovery of fraud-related charge-off	-	-	-	-	-	-	-	-	-	(.25)
Net charge-offs to average loans (GAAP)	.22%	.28%	.38%	.38%	.41%	.31%	2.22%	1.69%	7.33%	4.17%

UNITED COMMUNITY BANKS, INC.

Financial Highlights

Loan Portfolio Composition at Period-End (1)

	2014				2013	Linked	Year over
	Fourth	Third	Second	First	Fourth	Quarter	Year
(in millions)	Quarter	Quarter	Quarter	Quarter	Quarter	Change	Change
LOANS BY CATEGORY
Owner occupied commercial RE	$1,163	$1,153	$1,163	$1,142	$1,134	$10	$29
Income producing commercial RE	599	605	598	624	623	(6)	(24)
Commercial & industrial	710	650	554	495	472	60	238
Commercial construction	196	181	160	148	149	15	47
Total commercial	2,668	2,589	2,475	2,409	2,378	79	290
Residential mortgage	866	866	861	866	875	-	(9)
Home equity lines of credit	466	459	451	447	441	7	25
Residential construction	299	307	302	318	328	(8)	(29)
Consumer installment	373	348	321	316	307	25	66
Total loans	$4,672	$4,569	$4,410	$4,356	$4,329	103	343

LOANS BY MARKET
North Georgia	$1,163	$1,168	$1,175	$1,205	$1,240	(5)	(77)
Atlanta MSA	1,282	1,289	1,305	1,290	1,275	(7)	7
North Carolina	553	553	555	563	572	-	(19)
Coastal Georgia	456	444	426	425	423	12	33
Gainesville MSA	257	254	257	262	255	3	2
East Tennessee	280	281	270	272	280	(1)	-
South Carolina / Corporate	412	337	206	131	88	75	324
Other (2)	269	243	216	208	196	26	73
Total loans	$4,672	$4,569	$4,410	$4,356	$4,329	103	343

(1) Excludes total loans of $2.8 million, $2.8 million, $3.1 million, $19.3 million and $20.3 million as of December 31, 2014, September 30, 2014, June 30, 2014, March 31, 2014 and December 31, 2013, respectively, that are covered by the loss-sharing agreement with the FDIC, related to the acquisition of Southern Community Bank. (2) Includes purchased indirect auto loans that are not assigned to a geographic region.

UNITED COMMUNITY BANKS, INC.

Financial Highlights

Loan Portfolio Composition at Year-End (1)

(in millions)	2014	2013	2012	2011	2010
LOANS BY CATEGORY
Owner occupied commercial RE	$1,163	$1,134	$1,131	$1,112	$980
Income producing commercial RE	599	623	682	710	781
Commercial & industrial	710	472	458	428	441
Commercial construction	196	149	155	164	297
Total commercial	2,668	2,378	2,426	2,414	2,499
Residential mortgage	866	875	829	835	944
Home equity lines of credit	466	441	385	300	335
Residential construction	299	328	382	448	695
Consumer / installment	373	307	153	113	131
Total loans	$4,672	$4,329	$4,175	$4,110	$4,604

LOANS BY MARKET
North Georgia	$1,163	$1,240	$1,364	$1,426	$1,689
Atlanta MSA	1,282	1,275	1,250	1,220	1,310
North Carolina	553	572	579	597	702
Coastal Georgia	456	423	400	346	335
Gainesville MSA	257	255	261	265	312
East Tennessee	280	280	283	256	256
South Carolina / Corporate	412	88	-	-	-
Other (2)	269	196	38	-	-
Total loans	$4,672	$4,329	$4,175	$4,110	$4,604

(1) Excludes total loans of $2.8 million, $20.3 million, $33.4 million, $54.5 million and $68.2 million as of December 31, 2014, 2013, 2012, 2011 and 2010, respectively, that are covered by loss-sharing agreements with the FDIC, related to the acquisition of Southern Community Bank. (2) Includes purchased indirect auto loans that are not assigned to a geographic region.

UNITED COMMUNITY BANKS, INC.
Financial Highlights
Credit Quality (1)

	Fourth Quarter 2014			Third Quarter 2014			Second Quarter 2014
	Non-performing	Foreclosed	Total	Non-performing	Foreclosed	Total	Non-performing	Foreclosed	Total
(in thousands)	Loans	Properties	NPAs	Loans	Properties	NPAs	Loans	Properties	NPAs
NONPERFORMING ASSETS BY CATEGORY
Owner occupied CRE	$4,133	$355	$4,488	$2,156	$1,024	$3,180	$2,975	$653	$3,628
Income producing CRE	717	-	717	1,742	42	1,784	1,032	242	1,274
Commercial & industrial	1,571	-	1,571	1,593	-	1,593	1,102	-	1,102
Commercial construction	83	15	98	148	-	148	95	-	95
Total commercial	6,504	370	6,874	5,639	1,066	6,705	5,204	895	6,099
Residential mortgage	8,196	1,183	9,379	8,350	1,769	10,119	10,201	1,426	11,627
Home equity lines of credit	695	40	735	720	90	810	510	128	638
Residential construction	2,006	133	2,139	3,543	221	3,764	4,248	520	4,768
Consumer installment	480	-	480	493	-	493	561	-	561
Total NPAs	$17,881	$1,726	$19,607	$18,745	$3,146	$21,891	$20,724	$2,969	$23,693
Balance as a % of
Unpaid Principal	69.9%	54.1%	68.1%	68.6%	54.5%	66.1%	66.5%	50.4%	63.9%

NONPERFORMING ASSETS BY MARKET
North Georgia	$5,669	$711	$6,380	$7,392	$1,717	$9,109	$8,216	$1,392	$9,608
Atlanta MSA	1,837	372	2,209	1,724	364	2,088	3,883	510	4,393
North Carolina	5,221	234	5,455	4,919	398	5,317	5,314	615	5,929
Coastal Georgia	799	105	904	781	160	941	782	80	862
Gainesville MSA	1,310	81	1,391	1,403	85	1,488	921	49	970
East Tennessee	1,414	201	1,615	1,227	245	1,472	1,218	323	1,541
South Carolina / Corporate	1,285	22	1,307	945	177	1,122	-	-	-
Other (3)	346	-	346	354	-	354	390	-	390
Total NPAs	$17,881	$1,726	$19,607	$18,745	$3,146	$21,891	$20,724	$2,969	$23,693

NONPERFORMING ASSETS ACTIVITY
Beginning Balance	$18,745	$3,146	$21,891	$20,724	$2,969	$23,693	$25,250	$5,594	$30,844
Loans placed on non-accrual	7,140	-	7,140	7,665	-	7,665	9,529	-	9,529
Payments received	(5,286)	-	(5,286)	(3,129)	-	(3,129)	(4,027)	-	(4,027)
Loan charge-offs	(1,841)	-	(1,841)	(4,353)	-	(4,353)	(8,341)	-	(8,341)
Foreclosures	(877)	877	-	(2,162)	2,162	-	(1,687)	1,687	-
Capitalized costs	-	-	-	-	209	209	-	-	-
Property sales	-	(2,483)	(2,483)	-	(2,350)	(2,350)	-	(4,430)	(4,430)
Write downs	-	(1)	(1)	-	(108)	(108)	-	(305)	(305)
Net gains (losses) on sales	-	187	187	-	264	264	-	423	423
Ending Balance	$17,881	$1,726	$19,607	$18,745	$3,146	$21,891	$20,724	$2,969	$23,693

	Fourth Quarter 2014		Third Quarter 2014		Second Quarter 2014
		Net Charge-		Net Charge-		Net Charge-
		Offs to		Offs to		Offs to
	Net	Average	Net	Average	Net	Average
(in thousands)	Charge-Offs	Loans (2)	Charge-Offs	Loans (2)	Charge-Offs	Loans (2)
NET CHARGE-OFFS BY CATEGORY
Owner occupied CRE	$891	.31%	$746	.26%	$(1,836)	(.64)%
Income producing CRE	143	.09	104	.07	435	.29
Commercial & industrial	(295)	(.17)	(341)	(.23)	662	.52
Commercial construction	(6)	(.01)	103	.24	131	.34
Total commercial	733	.11	612	.10	(608)	(.10)
Residential mortgage	1,226	.56	1,116	.52	2,509	1.17
Home equity lines of credit	238	.20	356	.31	466	.42
Residential construction	(44)	(.06)	712	.94	1,671	2.13
Consumer installment	356	.39	359	.43	137	.18
Total	$2,509	.22	$3,155	.28	$4,175	.38

NET CHARGE-OFFS BY MARKET
North Georgia	$791	.27%	$1,861	.63%	$(741)	(.25)%
Atlanta MSA	147	.05	(250)	(.08)	1,481	.46
North Carolina	1,103	.79	656	.47	2,161	1.55
Coastal Georgia	30	.03	228	.21	116	.11
Gainesville MSA	94	.15	259	.40	797	1.23
East Tennessee	54	.08	230	.33	288	.42
South Carolina / Corporate	110	.11	5	.01	-	-
Other (3)	180	.29	166	.31	73	.14
Total	$2,509	.22	$3,155	.28	$4,175	.38

(1)	Excludes non-performing loans and foreclosed properties covered by the loss-sharing agreement with the FDIC, related to the acquisition of Southern Community Bank.
(2)	Annualized.
(3)	Includes purchased indirect auto loans that are not assigned to a geographic region.

UNITED COMMUNITY BANKS, INC.
Consolidated Statement of Income (Unaudited)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
(in thousands, except per share data)	2014	2013	2014	2013

Interest revenue:
Loans, including fees	$50,677	$49,066	$196,279	$200,893
Investment securities, including tax exempt of $180, $203, $738 and $827	12,375	11,253	48,493	41,158
Deposits in banks and short-term investments	903	996	3,660	3,789
Total interest revenue	63,955	61,315	248,432	245,840

Interest expense:
Deposits:
NOW	435	473	1,651	1,759
Money market	868	569	3,060	2,210
Savings	20	24	81	133
Time	1,623	1,593	7,133	10,464
Total deposit interest expense	2,946	2,659	11,925	14,566
Short-term borrowings	96	508	2,160	2,071
Federal Home Loan Bank advances	339	3	912	68
Long-term debt	2,640	2,646	10,554	10,977
Total interest expense	6,021	5,816	25,551	27,682
Net interest revenue	57,934	55,499	222,881	218,158
Provision for credit losses	1,800	3,000	8,500	65,500
Net interest revenue after provision for credit losses	56,134	52,499	214,381	152,658

Fee revenue:
Service charges and fees	8,446	8,166	33,073	31,997
Mortgage loan and other related fees	2,111	1,713	7,520	9,925
Brokerage fees	1,176	1,361	4,807	4,465
Securities gains, net	208	70	4,871	186
Loss from prepayment of debt	-	-	(4,446)	-
Other	2,882	2,209	9,729	10,025
Total fee revenue	14,823	13,519	55,554	56,598
Total revenue	70,957	66,018	269,935	209,256

Operating expenses:
Salaries and employee benefits	26,592	24,817	100,941	96,233
Communications and equipment	3,153	3,414	12,523	13,233
Occupancy	3,448	3,735	13,513	13,930
Advertising and public relations	802	781	3,461	3,718
Postage, printing and supplies	1,086	882	3,542	3,283
Professional fees	834	2,102	6,707	9,617
Foreclosed property	131	191	634	7,869
FDIC assessments and other regulatory charges	883	1,804	4,792	9,219
Amortization of intangibles	287	408	1,348	2,031
Other	4,703	3,480	15,404	15,171
Total operating expenses	41,919	41,614	162,865	174,304
Net income before income taxes	29,038	24,404	107,070	34,952
Income tax expense (benefit)	10,791	8,493	39,450	(238,188)
Net income	18,247	15,911	67,620	273,140
Preferred stock dividends and discount accretion	-	2,912	439	12,078
Net income available to common shareholders	$18,247	$12,999	$67,181	$261,062

Earnings per common share:
Basic	$.30	$.22	$1.11	$4.44
Diluted	.30	.22	1.11	4.44
Weighted average common shares outstanding:
Basic	60,830	59,923	60,588	58,787
Diluted	60,833	59,925	60,590	58,845

UNITED COMMUNITY BANKS, INC.
Consolidated Balance Sheet (Unaudited)

	December 31,	December 31,
(in thousands, except share and per share data)	2014	2013

ASSETS
Cash and due from banks	$77,180	$71,230
Interest-bearing deposits in banks	89,074	119,669
Short-term investments	26,401	37,999
Cash and cash equivalents	192,655	228,898
Securities available for sale	1,782,734	1,832,217
Securities held to maturity (fair value $425,233 and $485,585)	415,267	479,742
Mortgage loans held for sale	13,737	10,319
Loans, net of unearned income	4,672,119	4,329,266
Less allowance for loan losses	(71,619)	(76,762)
Loans, net	4,600,500	4,252,504
Assets covered by loss sharing agreements with the FDIC	3,315	22,882
Premises and equipment, net	159,390	163,589
Bank owned life insurance	81,294	80,670
Accrued interest receivable	20,103	19,598
Goodwill and other intangible assets	3,641	3,480
Foreclosed property	1,726	4,221
Net deferred tax asset	215,503	258,518
Derivative financial instruments	20,599	23,833
Other assets	56,522	44,948
Total assets	$7,566,986	$7,425,419
LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
Deposits:
Demand	$1,574,317	$1,388,512
NOW	1,504,887	1,427,939
Money market	1,273,283	1,227,575
Savings	292,308	251,125
Time:
Less than $100,000	748,478	892,961
Greater than $100,000	508,228	588,689
Brokered	425,011	424,704
Total deposits	6,326,512	6,201,505
Repurchase agreements	6,000	53,241
Federal Home Loan Bank advances	270,125	120,125
Long-term debt	129,865	129,865
Derivative financial instruments	31,997	46,232
Unsettled securities purchases	5,425	29,562
Accrued expenses and other liabilities	57,485	49,174
Total liabilities	6,827,409	6,629,704
Shareholders' equity:
Preferred stock, $1 par value; 10,000,000 shares authorized;
Series B; $1,000 stated value; 0, 105,000 and 180,000 shares issued and outstanding	-	105,000
Series D; $1,000 stated value; 0, 16,613 and 16,613 shares issued and outstanding	-	16,613
Common stock, $1 par value; 100,000,000 shares authorized;
50,178,605 and 46,243,345 shares issued and outstanding	50,178	46,243
Common stock, non-voting, $1 par value; 26,000,000 shares authorized;
10,080,787 and 13,188,206 shares issued and outstanding	10,081	13,188
Common stock issuable; 357,983 and 241,832 shares	5,168	3,930
Capital surplus	1,080,508	1,078,676
Accumulated deficit	(387,568)	(448,091)
Accumulated other comprehensive loss	(18,790)	(19,844)
Total shareholders' equity	739,577	795,715
Total liabilities and shareholders' equity	$7,566,986	$7,425,419

UNITED COMMUNITY BANKS, INC.
Average Consolidated Balance Sheets and Net Interest Analysis
For the Three Months Ended December 31,

	2014			2013
	Average		Avg.	Average		Avg.
(dollars in thousands, taxable equivalent)	Balance	Interest	Rate	Balance	Interest	Rate
Assets:
Interest-earning assets:
Loans, net of unearned income (1)(2)	$4,620,517	$50,883	4.37%	$4,315,370	$49,205	4.52%
Taxable securities (3)	2,202,986	12,195	2.21	2,258,938	11,050	1.96
Tax-exempt securities (1)(3)	18,579	295	6.35	20,681	332	6.42
Federal funds sold and other interest-earning assets	170,703	980	2.30	227,622	1,108	1.95
Total interest-earning assets	7,012,785	64,353	3.65	6,822,611	61,695	3.59
Non-interest-earning assets:
Allowance for loan losses	(72,534)			(81,335)
Cash and due from banks	73,973			61,083
Premises and equipment	160,049			165,286
Other assets (3)	391,097			402,328
Total assets	$7,565,370			$7,369,973
Liabilities and Shareholders' Equity:
Interest-bearing liabilities:
Interest-bearing deposits:
NOW	$1,481,414	435	.12	$1,372,367	473	.14
Money market	1,433,680	868	.24	1,367,589	569	.17
Savings	291,163	20	.03	250,418	24	.04
Time less than $100,000	761,850	814	.42	907,042	1,164	.51
Time greater than $100,000	520,937	763	.58	604,490	1,029	.68
Brokered time deposits	273,706	46	.07	271,490	(600)	(.88)
Total interest-bearing deposits	4,762,750	2,946	.25	4,773,396	2,659	.22
Federal funds purchased and other borrowings	24,750	96	1.54	54,839	508	3.68
Federal Home Loan Bank advances	193,549	339	.69	6,647	3	.18
Long-term debt	129,865	2,640	8.07	129,865	2,646	8.08
Total borrowed funds	348,164	3,075	3.50	191,351	3,157	6.55
Total interest-bearing liabilities	5,110,914	6,021	.47	4,964,747	5,816	.46
Non-interest-bearing liabilities:
Non-interest-bearing deposits	1,620,635			1,416,483
Other liabilities	95,679			132,557
Total liabilities	6,827,228			6,513,787
Shareholders' equity	738,142			856,186
Total liabilities and shareholders' equity	$7,565,370			$7,369,973
Net interest revenue		$58,332			$55,879
Net interest-rate spread			3.18%			3.13%
Net interest margin (4)			3.31%			3.26%

(1)	Interest revenue on tax-exempt securities and loans has been increased to reflect comparable interest on taxable securities and loans. The rate used was 39%, reflecting the statutory federal income tax rate and the federal tax adjusted state income tax rate.
(2)	Included in the average balance of loans outstanding are loans where the accrual of interest has been discontinued and loans that are held for sale.
(3)	Securities available for sale are shown at amortized cost. Pretax unrealized gains of $8.59 million in 2014 and pretax unrealized losses of $6.33 million in 2013 are included in other assets for purposes of this presentation.
(4)	Net interest margin is taxable equivalent net-interest revenue divided by average interest-earning assets.

UNITED COMMUNITY BANKS, INC.
Average Consolidated Balance Sheets and Net Interest Analysis
For the Twelve Months Ended December 31,

	2014			2013
	Average		Avg.	Average		Avg.
(dollars in thousands, taxable equivalent)	Balance	Interest	Rate	Balance	Interest	Rate
Assets:
Interest-earning assets:
Loans, net of unearned income (1)(2)	$4,450,268	$197,039	4.43%	$4,254,159	$201,278	4.73%
Taxable securities (3)	2,255,084	47,755	2.12	2,169,024	40,331	1.86
Tax-exempt securities (1)(3)	19,279	1,209	6.27	21,228	1,354	6.38
Federal funds sold and other interest-earning assets	155,803	3,966	2.55	204,303	4,360	2.13
Total interest-earning assets	6,880,434	249,969	3.63	6,648,714	247,323	3.72
Non-interest-earning assets:
Allowance for loan losses	(75,237)			(95,411)
Cash and due from banks	67,818			63,174
Premises and equipment	161,391			167,424
Other assets (3)	401,240			290,098
Total assets	$7,435,646			$7,073,999
Liabilities and Shareholders' Equity:
Interest-bearing liabilities:
Interest-bearing deposits:
NOW	$1,396,373	1,651	.12	$1,285,842	1,759	.14
Money market	1,389,837	3,060	.22	1,315,385	2,210	.17
Savings	277,351	81	.03	244,725	133	.05
Time less than $100,000	811,846	3,636	.45	974,470	5,850	.60
Time greater than $100,000	551,027	3,373	.61	654,102	5,115	.78
Brokered time deposits	293,657	124	.04	219,215	(501)	(.23)
Total interest-bearing deposits	4,720,091	11,925	.25	4,693,739	14,566	.31
Federal funds purchased and other borrowings	74,541	2,160	2.90	66,561	2,071	3.11
Federal Home Loan Bank advances	175,481	912	.52	32,604	68	.21
Long-term debt	129,865	10,554	8.13	131,081	10,977	8.37
Total borrowed funds	379,887	13,626	3.59	230,246	13,116	5.70
Total interest-bearing liabilities	5,099,978	25,551	.50	4,923,985	27,682	.56
Non-interest-bearing liabilities:
Non-interest-bearing deposits	1,507,944			1,333,199
Other liabilities	107,523			84,506
Total liabilities	6,715,445			6,341,690
Shareholders' equity	720,201			732,309
Total liabilities and shareholders' equity	$7,435,646			$7,073,999
Net interest revenue		$224,418			$219,641
Net interest-rate spread			3.13%			3.16%
Net interest margin (4)			3.26%			3.30%

(1)	Interest revenue on tax-exempt securities and loans has been increased to reflect comparable interest on taxable securities and loans. The rate used was 39%, reflecting the statutory federal income tax rate and the federal tax adjusted state income tax rate.

(2)	Included in the average balance of loans outstanding are loans where the accrual of interest has been discontinued and loans that are held for sale.
(3)	Securities available for sale are shown at amortized cost. Pretax unrealized gains of $3.36 million in 2014 and pretax unrealized gains of $4.36 million in 2013 are included in other assets for purposes of this presentation.

(4)	Net interest margin is taxable equivalent net-interest revenue divided by average interest-earning assets.